AMAG Pharmaceuticals Q1-2017 Financial Results & Corporate Update May 2, 2017

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA) and other federal securities laws. Any statements contained herein which do not describe historical facts, including, among others, Makena’s position in the market and future growth drivers for Makena, including its ability to continue to gain share from compounders, grow the Makena @Home administration, expand use in the late preterm birth segment and launch the Makena subcutaneous auto-injector; growth drivers for Cord Blood Registry (CBR), including plans to differentiate CBR’s offerings, build the value proposition on storing newborn stem cells and leveraging advancements in stem cell research; expectations regarding the commercial opportunity of Intrarosa, including the number of women who suffer from dyspareunia in the U.S., and the expected Intrarosa launch timing of mid-2017; AMAG’s ability to leverage its existing strengths, hire a new commercial team and initiate a Phase 3 female sexual dysfunction study in post-menopausal women in the second half of 2017; growth drivers for Feraheme, including plans to optimize net revenue per gram, complete recent group purchasing organization (GPO) sales, grow in key segments and expectations that the size of the addressable market, if the broader indication is approved, would double and would require minimal expansion of sales force; expectations regarding 2017 quarterly Makena ex-factory sales; AMAG’s 2017 financial guidance, including forecasted GAAP and non- GAAP revenues, GAAP net income and operating income, and non-GAAP adjusted EBITDA; and expectations regarding regulatory timelines for the Makena subcutaneous auto-injector, Feraheme broader label, Intrarosa, bremelanotide and Velo, including anticipated FDA action and commercial launch for each product; are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, those risks identified in AMAG’s Securities and Exchange Commission (“SEC”) filings, including its Annual Report on Form 10-K for the year ended December 31, 2016 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 and subsequent filings with the SEC. AMAG cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. AMAG disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. AMAG Pharmaceuticals® and Feraheme® are registered trademarks of AMAG Pharmaceuticals, Inc. MuGard® is a registered trademark of Abeona Therapeutics, Inc. Makena® is a registered trademark of AMAG Pharmaceuticals IP, Ltd. Cord Blood Registry® and CBR® are registered trademarks of CBR Systems, Inc. IntrarosaTM is a trademark of Endoceutics, Inc. 2

Q1-2017 Earnings Call Agenda 3 Q1-2017 and Recent Highlights 1 6 Q&A 2 Commercial Overview 5 2017 Key Priorities and Closing Remarks 4 Financial Results and Guidance 3 Feraheme Broad Label Study Results

Q1-2017 Highlights and Recent Events 4  Filed sNDA with the FDA for Makena subcutaneous (sub-q) auto-injector  Increased Makena market share by 2% over Q4-2016 to 44%  Reported positive Feraheme data from Phase 3 label expansion study  Closed licensing transactions in the women’s health space for rights to IntrarosaTM and bremelanotide  Initiated the hiring of a new approximately 150-person women’s health commercial team in preparation for mid-2017 launch of Intrarosa  Advanced ongoing clinical work with our partner Palatin for the planned bremelanotide NDA submission in early 2018  Generated strong revenues in Q1-2017, including 33% growth in Makena sales and 7% growth in Feraheme sales over Q1-2016  Ended Q1-2017 with $558 M of cash and investments

Q1-2017 Financial Highlights 5 GAAP Product Revenue ($ M) $109.3 $139.5 Q1-2016 Q1-2017 +28% 1 Includes a one-time payment of $60 M to Palatin Technologies. 2 See slide 31 for reconciliations of GAAP to non-GAAP financial information. GAAP Operating Income ($ M) Non-GAAP Adj. EBITDA2 ($ M) $47.5 $57.6 Q1-2016 Q1-2017 $7.4 ($40.0) Q1-2016 Q1-2017 1

Further Expanding AMAG’s Product Portfolio 6 Pregnancy & Birth Wellness Post-Menopausal Health Feraheme Makena Velo Option Cord Blood Registry Used for the treatment of iron deficiency anemia (IDA) in adult patients with chronic kidney disease (CKD) The only FDA-approved therapy to reduce recurrent preterm birth in certain at-risk women World’s largest umbilical cord stem cell collection and storage company At completion of a Phase 2b/3a clinical trial, AMAG has the option to acquire an orphan drug candidate for the treatment of severe preeclampsia IntrarosaTM FDA-approved non- estrogen product to treat moderate-to-severe dyspareunia (a symptom of VVA) and the only FDA approved product without a boxed warning Successful completion of two Phase 3 clinical trials for on-demand treatment of hypoactive sexual desire disorder (HSDD) Bremelanotide1 MuGard Prescriptive mucoadhesive for the management of oral mucositis, a common side effect of radiation or chemotherapy Maternal and Women’s Health Hematology/Oncology 1 Previously referred to as RekyndaTM

Product Portfolio Commercial Overview Nik Grund Chief Commercial Officer

MATERNAL HEALTH: MAKENA

Makena: Continued Growth

Estimated Makena Market Share[1] up 2 percentage points over Q4-2016

March 31, 2017


Makena
44%
Off Guidance[3]
30%
Compounded
Hydroxyprogesterone
Caproate
26%

$1B Market Opportunity[2]

Makena Revenue ($M)


+33%
$65.0
$86.5
Q1-2016
Q1-2017

[1] Company estimates Makena market share based on distributor dispensing data and all other market share based on physician market research data conducted by AMAG.

[2] Based on 140,000 patients, >16 injections/patient and net revenue of ~$425-$450/injection.

[3] Off guidance represents patients treated outside guidance of Society for Maternal Fetal Medicine, including patients treated with unapproved therapies and untreated patients.

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Makena: Increasing Underlying Demand1 9 M A T E R N A L H E A L T H : M A K E N A 0 50 100 150 200 250 Q4-2015 Q1-2016 Makena Ex-factory Doses Makena Demand Doses 0 50 100 150 200 250 Q4-2016 Q1-2017 (thousands) (thousands) 1 Based on actual dispensing (shipments to physician/hospital/patients) data (doses) from the company’s distributor network.

M A T E R N A L H E A L T H : M A K E N A 10 Continue share gains from compounders and grow Makena @Home administration 1 Expand use in late preterm birth segment 2 Launch subcutaneous auto-injector1 3 Makena 2017 Growth Drivers 1 If regulatory approval is received.

MATERNAL HEALTH: CORD BLOOD REGISTRY

CBR: Attractive Recurring Revenue Stream

Return to Growth


GAAP CBR Revenue ($M)
$19.5
$26.9
Q1-2016
Q1-2017


Non-GAAP CBR Revenue[1] ($M)
$28.1
$28.3
Q1-2016
Q1-2017

[1] Non-GAAP CBR revenue includes purchase accounting adjustments related to CBR deferred revenue of $8.6M and $1.4M for Q1-2016 and Q1-2017, respectively.

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MATERNAL HEALTH: CORD BLOOD REGISTRY

CBR 2017 Growth Drivers

1 **Differentiate CBR's offerings**
- Highlight cord tissue storage offering
- Enhance product offerings

2 **Build value proposition on storing newborn stem cells**
- Harmonizing annual storage price across client base

3 **Leverage advancements in stem cell research with OB/GYN's and pregnant families**



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Advancements in Stem Cell Research 13 M A T E R N A L H E A L T H : C O R D B L O O D R E G I S T R Y

Affected, but not yet seeking treatment Utilizing OTC treatments Previous estrogen therapy users Dyspareunia: Sizable Untapped Treatment Market 14 1 Based on IMS SMART Tool NSP and NPA data. 2 IMS Health Plan Claims (April 2008-11). 3 AMAG estimates based on: a) Wysocki et al. Management of Vaginal Atrophy: Implications from the REVIVE Survey. Clinical Medicine Insights: Reproductive Health 2014:8 23–30; b) Kingsberg et al. Vulvar and Vaginal Atrophy in Postmenopausal Women: Findings from the REVIVE Survey. J Sex Med 2013;101790-1799; c) F. Palma et al: Vaginal atrophy of women in postmenopause. Results from a multicentric observational study: The AGATA study; and d) Trinity Partners, Quantitative Market Assessment, December 2016 (n=100 PCPs, 100 OBGYNS). 4 Assumes parity pricing to current therapies (WAC ~$200/month). Currently on Rx estrogen therapy Local (intra-vaginal) estrogen therapies = sales of >$1B per year1 1.7M women2 ~6M women3 ~12M women3 W O M E N ’ S H E A L T H : I N T R A R O S A ~20 M women in U.S. suffer from dyspareunia, a symptom of VVA New potential patients represent a market opportunity of ~$14 B/year4 Prasterone Vaginal Inserts Intent-to-prescribe market research indicates sales potential: >$500M/year

WOMEN'S HEALTH: INTRAROSA

Intrarosa: Investing Today for a Significant Tomorrow

Mid-2017 commercial launch

- Leveraging existing strengths:
  - Medical affairs
  - Market access team
  - Analytics team
  - Digital consumer platform
- Preparing for Launch
  - In process of hiring a new approximately 150-person women's health commercial team
  - Conducting market research, including product positioning and concept testing
  - Large presence at upcoming ACOG Annual Meeting (May 6-9)
- Future Expansion
  - Initiate Phase 3 female sexual dysfunction study in post-menopausal women in 2H-2017







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HEMATOLOGY/ONCOLOGY: FERAHEME

Feraheme: Differentiated Product, Expect Future Growth

Feraheme Revenue[1] ($M)


+7%
$24.2
$25.9
Q1-2016
Q1-2017

2017 Growth Drivers

- Continued growth in key segments
- Pull through recent GPO access wins
- Optimize net revenue per gram
- Prepare for expanded label to include all IDA patients
  - Would double addressable market, if approved[2]
  - Minimal expansion required from current commercial footprint

[1] Represents Feraheme revenues only. Excludes MuGard revenues as reported on financial statements.
[2] AMAG estimates market opportunity using ~$600/gram and 1.2 M grams (Q1-2017 IMS data annualized).

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Feraheme Broad Label Study Results Julie Krop, MD Chief Medical Officer

HEMATOLOGY/ONCOLOGY: FERAHEME

Feraheme Phase 3 Label Expansion Study Overview

Sample size	• 1,997 patients randomized in a 1:1 ratio
Dosing Regimen	• 2 doses of Feraheme (1.02g)* or Injectafer (1.5g)*, dosed 7 days apart
Key entry criteria	• Subjects with IDA and in whom intravenous iron treatment is indicated and have failed previous course of oral iron
Primary endpoint	• Incidence of moderate-to-severe hypersensitivity reactions (including anaphylaxis) and/or moderate-to-severe hypotension
Secondary endpoints	• Incidence of any of the following: moderate-to-severe hypersensitivity reactions (including anaphylaxis), serious cardiovascular events, death • Mean change in hemoglobin/g of iron delivered • Mean change in hemoglobin from baseline to week 5
# of sites/Region	• ~130 sites, global (U.S., Canada, Europe)

* FDA approved dose

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HEMATOLOGY/ONCOLOGY: FERAHEME

Achieved Both Primary and Secondary Safety Endpoints

Composite Primary Endpoint	Feraheme IV (1.02 g) (n=997) n (%)	Injectafer IV (1.5 g) (n=1,000) n (%)	Rate Difference (%) (95% CI)	Non-inferiority p-value
Incidence of moderate-to-severe hypersensitivity reactions (including anaphylaxis)* and/or moderate-to-severe hypotension	6 (0.60)	7 (0.70)	-0.10 (-0.80, 0.61)	p<0.0001 NI margin=2.6%
Composite Secondary Endpoint	**Feraheme IV (1.02 g) (n=997) n (%)**	**Injectafer IV (1.5 g) (n=1,000) n (%)**	**Rate Difference (%) (95% CI)**	**Non-inferiority p-value**
Incidence of any of the following: moderate-to-severe hypersensitivity reactions (including anaphylaxis)*, serious cardiovascular events, death	13 (1.30)	20 (2.00)	-0.70 (-1.81, 0.42)	p<0.0001 NI margin=3.6%

*All hypersensitivity events (including anaphylaxis) were adjudicated by a blinded independent expert panel of clinicians

- **Primary safety endpoint demonstrated non-inferiority to Injectafer**
- **Exploratory: markedly lower incidence of hypophosphatemia**

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Achieved Both Secondary Efficacy Endpoints Composite Secondary Efficacy Endpoints Feraheme IV (1.02 g) (n=997) LS Mean (SE) Injectafer IV (1.5 g) (n=1,000) LS Mean (SE) Treatment Difference (%) (95% CI) p-value Mean change in hemoglobin (g/dL) per gram of iron administered* 1.36 (0.03) 1.09 (0.03) 0.27 (0.17, 0.36) p<0.0001* Mean change in hemoglobin (g/dL) from baseline to week 5 1.38 (0.04) 1.62 (0.04) -0.24 (-0.35, -0.12) p<0.0001 NI margin =0.5 g/dL 20 * p value for superiority • Mean change in hemoglobin/g of iron administered statistically superior to Injectafer • Secondary efficacy endpoints demonstrated non-inferiority to Injectafer H E M A T O L O G Y / O N C O L O G Y : F E R A H E M E

HEMATOLOGY/ONCOLOGY: FERAHEME

Broad IDA Label Would Double Market Opportunity[1]


Feraheme
~26%
IDA-CKD
IDA
Other IV irons
~74%
4.5 million Americans diagnosed with IDA[3]
IDA-CKD
IDA
1.5 million in women's health

IDA IV Iron Market (non-dialysis)

Market Opportunity with Broad IDA indication[1]
~$700M / year (non-dialysis)[2]

[1] If regulatory approval is received for broad IDA indication.
[2] AMAG estimates market opportunity using ~$600/gram and 1.2M grams (Q1-2017 IMS data annualized).
[3] Global Intravenous (I.V.) Iron Drugs Market Report: 2015 Edition.

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Financial Overview Ted Myles Chief Financial Officer

23 $109.3 $139.5 ($40.0) $7.4 Q1-2016 Q1-2017 +28% Makena revenue CBR revenue Feraheme/MuGard revenue GAAP Operating income (loss) / non-GAAP Adj. EBITDA GAAP Financials ($M) $117.9 $140.8 $47.5 $57.6 Q1-2016 Q1-2017 +19% Non-GAAP Financials ($M) 1 Non-GAAP CBR revenue includes purchase accounting adjustments related to CBR deferred revenue of $8.6M and $1.4M for Q1-2016 and Q1-2017, respectively. Continued Revenue Growth and Portfolio Investment 1

Strong Cash Flow Generation ($M) 3/31/17 12/31/16 Cash, cash equivalents and investments $558 $579 Principal debt outstanding Convertible senior notes (2.5%) $200 $200 Term loan facility (4.75%) 324 328 2023 senior notes (7.875%) 500 500 Total debt outstanding $1,024 $1,028 ($M) 3/31/17 12/31/16 Net debt $465 $454 Net leverage ratio1 1.7x 1.7x Total leverage ratio1 3.7x 3.9x $558 M cash balance is net of $60 M payment to Palatin and $31 M of debt principle and interest payments 24 1 Leverage ratios based on LTM adjusted EBITDA for each period.

Actual ex-factory sales ($M) Estimated ex-factory sales ($M) $86.5 $100 - $105 $110 - $120 $115 - $130 Q1-2017 Q2-2017 Q3-2017 Q4-2017 Makena: Strong Underlying Fundamentals Reaffirming Makena 2017 Revenue Guidance $410 M - $440 M 25

Updated 2017 Financial Guidance 26 ($M) 2017 GAAP Guidance 2017 Non-GAAP Guidance Previous Updated Previous1 Updated1 Makena sales $410 - $440 $410 - $440 $410 - $440 $410 - $440 Feraheme/MuGard sales $100 - $110 $100 - $110 $100 - $110 $100 - $110 CBR revenue $110 - $120 $110 - $120 $115 - $1252 $115 - $1252 Intrarosa - $5 - $15 - $5 - $15 Total revenue $620 - $670 $625 - $685 $625 - $675 $630 - $690 Net income (loss) $19 - $60 ($88) - ($44)1 N/A N/A Operating income (loss) $103 - $173 ($72) - $11 N/A N/A Adjusted EBITDA N/A N/A $270 - $340 $210 - $260 1 See slide 32 for a reconciliation of 2017 financial guidance. 2 Revenue includes purchase accounting adjustments related to CBR deferred revenue. Launch related costs include: enabling affordable patient access, engaging HCPs, establishing telemedicine network, educating patients, initiating digital platform…all aimed at positioning Intrarosa to be transformative in VVA market

AMAG Portfolio: Multiple Value Drivers

Milestone	2017				2018			
MAKENA AUTO-INJECTOR PROGRAM	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Topline PK data	✔							
sNDA submission		✔						
Expected FDA action and commercial launch				●				
FERAHEME IDA LABEL EXPANSION	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Enrollment completed	✔							
Topline data		✔						
sNDA submission		●						
Expected FDA action and commercial launch						●		
INTRAROSA	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Commercial launch in dyspareunia		●						
Initiate Phase 3 female sexual dysfunction study			●					
BREMELANOTIDE	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
NDA submission					●			
Expected FDA action and commercial launch								●
VELO – SEVERE PREECLAMPSIA								
Initiate Phase 2b/3a study		●						

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Key Product Launch Milestones 28 5 Potential Product Launches over Next 4 Years Velo (severe preeclampsia) R ev e nu e Today 2017 2018 2019 2020 Makena subcutaneous auto-injector IDA (non-CKD) BREMELANOTIDE

AMAG Pharmaceuticals Q1-2017 Financial Results & Corporate Update May 2, 2017

Appendix

Reconciliation of GAAP to Non-GAAP Financial Results 31 ($M) GAAP operating income (loss) Purchase accounting adjustments related to CBR deferred revenue Depreciation and intangible asset amortization Non-cash inventory step-up adjustments Stock-based compensation Adjustments to contingent consideration Restructuring costs Transaction- / acquisition-related costs License fee Non-GAAP adjusted EBITDA 1Q-2017 1Q-2016 ($40.0) 7.4 1.4 8.6 (27.3) (18.8) (0.7) (0.8) (5.8) (6.2) (1.0) (5.1) -- (0.6) (1.5) -- (60.0) -- $57.6 $47.5

Reconciliation of GAAP to Non-GAAP 2017 Financial Guidance 2017 Financial Guidance ($M) Previous Updated GAAP net income $19 - $60 ($88) – ($44) Adjustments: Interest expense, net 71 71 Provision for income tax expense (benefit) 13 - 42 (55) – (26) Operating income (loss) $103 - $173 ($72) – $1 Purchase accounting adjustments related to CBR deferred revenue 6 6 Depreciation & intangible asset amortization 127 127 Non-cash inventory step-up adjustments 2 2 Stock-based compensation 27 27 Adjustments to contingent consideration 5 5 Acquired IPR&D1 -- 115 – 92 Non-GAAP adjusted EBITDA $270 - $340 $210 - $260 1 The low end of the updated financial guidance range assumes higher Acquired IPR&D expense depending on final transaction accounting treatment for Endoceutics license transaction that closed April 3, 2017 32

Share Count Reconciliation 1 Employee equity incentive awards, convertible notes and warrants would be anti-dilutive in this period utilizing the “if-converted” method, which adjusts net income for the after-tax interest expense applicable to the convertible notes. 2 Reflects the Non-GAAP dilutive impact of employee equity incentive awards and convertible notes. (M) Q1-2017 Q1-2016 Weighted average basic shares outstanding 34.4 34.7 Employee equity incentive awards --1 --1 Convertible notes --1 --1 Warrants --1 --1 GAAP diluted shares outstanding 34.4 34.7 Employee equity incentive awards 0.62 0.42 Non-GAAP diluted shares outstanding 35.0 35.1 33

AMAG Pharmaceuticals Q1-2017 Financial Results & Corporate Update May 2, 2017